EXHIBIT 99.6
                     AGREEMENT AMONG PREFERRED STOCKHOLDERS

         THIS AGREEMENT AMONG PREFERRED STOCKHOLDERS ("Agreement") dated as of June 5, 1997, is entered into by and among Western Pacific Airlines, Inc., a Delaware corporation (the "Corporation"), Hunt Petroleum of Texas, Inc., a
Delaware corporation ("Hunt"), GFI Company, a Nevada corporation ("GFI"), RGC International Investors, LDC, a company organized under the laws of the Cayman Islands ("Rose Glen"), CC Investments, LDC, a company organized under the laws of the Cayman Islands ("Castle Creek") and Lionhart Global Appreciation Fund ("Lionhart").

                                R E C I T A L S:

         WHEREAS, Hunt and GFI are the holders of all the issued and outstanding shares of Series B Preferred Stock of the Corporation, par value $0.001 per share (the "Series B Preferred Shares");

         WHEREAS, Rose Glen, Castle Creek and Lionhart (collectively, the "Investors") desire to enter into a transaction whereby, among other things, the Investors shall purchase an aggregate of 10,000 shares of the Series C Preferred Stock of the Corporation, par value $0.001 per share (the "Series C Preferred Shares"), and certain warrants;

         WHEREAS, as a condition precedent to the purchase of the Series C Preferred Shares, the Investors have required that the Corporation enter into an agreement with the holders of Series B Preferred Shares (the "Series B Agreement") whereby such holders will agree (i) to vote all of the shares of Common Stock owned by them in favor of the Corporation's proposal to increase its authorized shares of Common Stock, par value $0.001 per share (the "Common Stock") to 40,000,000 shares, and (ii) pending the increase in the authorized number of shares of Common Stock, to release for the Corporation's use 2,000,000 shares of Common Stock reserved for issuance upon exercise of certain warrants to purchase Common Stock held by Hunt and GFI, respectively; and

         WHEREAS, as a condition to entering into the Series B Agreement, Hunt and GFI have required that the Investors enter into this Agreement in order to grant the holders of Series B Preferred Shares certain tag-along redemption rights and, in order to induce Hunt and GFI to enter into the Series B Agreement, the Investors and the Corporation have agreed to grant the holders of Series B Preferred Shares such redemption rights, all on the terms and conditions set forth herein.

                              A G R E E M E N T S:

         In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:


         1. Series B Tag-Along Redemption Rights. Each of the parties hereto hereby agrees that, notwithstanding any of the provisions set forth in the Amended and Restated Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), including, without limitation, the Certificate of Designations, Preferences and Rights for the Corporation's Series B Preferred Stock (the "Series B Certificate of Designation") and the Certificate of Designations, Preferences and Rights for the Corporation's Series C Preferred Stock (the "Series C Certificate of Designation"), the holders of Series B Preferred Shares shall have the following rights:

         (a) If the Series C Preferred Shares, pursuant to the Series C Certificate of Designation, at any time prior to the scheduled conversion thereof (i) become subject to a mandatory redemption by the Corporation without any action by the holders thereof, or (ii) pursuant to a right granted by the Series C Certificate of Designation, the holders thereof elect to have such Series C Preferred Shares redeemed by the Corporation, including, without limitation, redemptions pursuant toArticle IV or Article V of the Series C Certificate of Designation (each an "Early Redemption Event"), then the Corporation shall notify the holders of outstanding Series B Preferred Shares in writing within two (2) days of such Early Redemption Event. For a period of fifteen (15) days after the date of such notice (the "Tag-Along Period"), at the option the holder of such outstanding Series B Preferred Shares, such holder may elect to have the Corporation purchase such holder's Series B Preferred Shares for an amount per share equal to the "Liquidation Preference" thereof (as such term is defined in the Series B Certificate of Designation); provided, however, that (i) if the duration of the Tag-Along Period extends beyond the scheduled Series C Preferred Share redemption date for an Early Redemption Event, the Tag-Along Period shall be reduced to the extent necessary so that the last day of the Tag-Along Period is two (2) business days prior to such scheduled redemption date, and (ii) any redemption of Series B Preferred Shares pursuant to this Section 1(a) shall be conducted on a pro rata basis with the holders of Series C Preferred Shares that are subject to such Early Redemption Event and any other "Parity Shares" (as such term is defined in the Series B Certificate of Designation) that are being simultaneously redeemed by the Corporation pursuant to similar rights (such pro rata basis being determined based upon the dollar amount originally paid to the Corporation for such shares). Any such redemption pursuant to this Section 1(a) shall be effected within the same time period as called for pursuant to the Series C Preferred redemption event which is the cause for the Early Redemption Event (the "Tag-Along Redemption Period").

         (b) Upon the payment of the Liquidation Preference by the Corporation to a holder of Series B Preferred Shares which are to be redeemed pursuant to this Section 1, dividends with respect to such redeemed shares shall cease to accumulate after the redemption date, such shares shall no longer be deemed outstanding, the holders thereof shall cease to be stockholders of the Corporation (assuming all of each such holder's Series B Preferred Shares are redeemed), and all rights whatsoever with respect to the shares to be redeemed (except the right of the holders to receive the Liquidation Preference without interest upon surrender of their certificates therefor) shall terminate. If funds legally available for such purpose are not sufficient for redemption of the Series B Preferred Shares which were to be redeemed, then all shares shall be redeemed pro rata to the extent the Corporation has funds legally available to redeem any such shares and the certificates representing shares not redeemed shall be deemed not to be surrendered, such shares shall remain outstanding, the right of the holder to receive payment of the Liquidation Preference for such shares shall be suspended, the right of holders of Series B Preferred Shares thereafter shall continue to be only those of a holder of Series B Preferred Shares, and the Tag-Along Redemption Period shall be extended until ten (10) days after the holder of such shares receives written notice from the
Corporation stating that the Corporation currently has sufficient funds available to redeem such holder's shares.
         2. Series C Tag-Along Redemption Rights. Each of the parties hereto hereby agrees that, notwithstanding any of the provisions set forth in the Certificate of Incorporation, including, without limitation, the Series B Certificate of Designation and the Series C Certificate of Designation, the holders of Series C Preferred Shares shall have the following rights:

         (a) Except for redemptions of the Series B Preferred Stock at the option of the Corporation, which shall be governed by Section 4(k) of the Securities Purchase Agreement, and except for redemptions pursuant to Section 6 of the Series B Certificate of Designation, if the Series B Preferred Shares, pursuant to the Series B Certificate of Designation, at any time (i) become subject to a mandatory redemption by the Corporation without any action by the holders thereof, or (ii) pursuant to a right granted by the Series B Certificate of Designation, the holders thereof elect to have such Series B Preferred Shares redeemed by the Corporation (and in the case of each of clause (i) and (ii) above, the holders of Series C Preferred Shares are not otherwise entitled to have their Series C Preferred Shares redeemed under similar provisions of the Series C Certificate of Designation) (each an "Series B Early Redemption Event"), then the Corporation shall notify the holders of outstanding Series C Preferred Shares in writing within two (2) days of such Series B Early Redemption Event. For a period of fifteen (15) days after the date of such notice (the "Series B Tag-Along Period"), at the option the holder of such outstanding Series C Preferred Shares, such holder may elect to have the Corporation purchase such holder's Series C Preferred Shares for an amount per share equal to the "Liquidation Preference" thereof (as such term is defined in the Series C Certificate of Designation); provided, however, that (i) if the duration of the Series B Tag-Along Period extends beyond the scheduled Series B Preferred Share redemption date for a Series B Early Redemption Event, the Series B Tag-Along Period shall be reduced to the extent necessary so that the last day of the Series B Tag-Along Period is two (2) business days prior to such scheduled redemption date, and (ii) any redemption of Series C Preferred Shares pursuant to this Section 2(a) shall be conducted on a pro rata basis with the holders of Series B Preferred Shares that are subject to such Series B Early Redemption Event and any other "Parity Shares" (as such term is defined in the Series B Certificate of Designation) that are being simultaneously redeemed by the Corporation pursuant to similar rights (such pro rata basis being determined based upon the dollar amount originally paid to the Corporation for such shares). Any such redemption pursuant to this Section 2(a) shall be effected within the same time period as called for pursuant to the Series B Preferred redemption event which is the cause for the Series B Early Redemption Event (the "Series B Tag-Along Redemption Period").

         (b) Upon the payment of the Liquidation Preference by the Corporation to a holder of Series C Preferred Shares which are to be redeemed pursuant to this Section 2, such shares shall no longer be deemed outstanding, the holders thereof shall cease to be stockholders of the Corporation (assuming all of each such holder's Series C Preferred Shares are redeemed), and all rights whatsoever with respect to the shares to be redeemed (except the right of the holders to receive the Liquidation Preference upon surrender of their certificates therefor) shall terminate, including, without limitation, any rights to have additional warrants issued to the holder pursuant to Article V.D of the Series C Certificate of Designation. If funds legally available for such purpose are not sufficient for redemption of the Series C Preferred Shares which were to be redeemed, then all shares shall be redeemed pro rata to the extent the Corporation has funds legally available to redeem any such shares and the certificates representing shares not redeemed shall be deemed not to be surrendered, such shares shall remain outstanding, the right of the holder to receive payment of the Liquidation Preference for such shares shall be suspended, the right of holders of Series C Preferred Shares thereafter shall continue to be only those of a holder of Series C Preferred Shares, and the Series B Tag-Along Redemption Period shall be extended until ten (10) days after the holder of such shares receives written notice from the Corporation stating that the Corporation currently has sufficient funds available to redeem such holder's shares.

         3.       Time of the Essence;  Right to Specific Performance.

     (a) The parties agree that time is of the essence with respect to any of the time periods set forth in Sections 1 and 2 hereof.

         (b) The parties agree that irreparable harm would occur in the event that any of the provisions of Sections 1 and 2 hereof are not performed in accordance with the terms therein set forth and that any party hereto shall be entitled to specific performance of the terms and provisions of such Section, in addition to any other remedy available to such party in law or equity.

         4. Subsequent Transferees. Each of the Investors hereby agrees not to assign, transfer, sell or otherwise convey any Series C Preferred Shares unless and until the proposed transferee for such Series C Preferred Shares has agreed in writing to join in and be bound by the terms and conditions of this Agreement.

         5.       Miscellaneous.

     (a) Termination. This Agreement will automatically terminate at such time as (i) all of issued and outstanding Series B Preferred Shares and/or Series C Preferred Shares have been redeemed by the Corporation; or (ii) upon the conversion of all of the issued and outstanding Series C Preferred Shares into shares of Common Stock (the "Scheduled Termination"). Prior to the Scheduled Termination, this Agreement may only be terminated by a written instrument executed by the Corporation, the holders of a majority in interest of the Series B Preferred Shares then outstanding and the holders a majority in interest of the Series C Preferred Shares then outstanding.

     (b) Waiver, Modification in Writing. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Corporation, the holders of a majority in interest of the Series B Preferred Shares then outstanding and the holders of a majority in interest of the Series C Preferred Shares then outstanding. Any amendment, supplement or modification of or to any provision of this Agreement, or any waiver of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on any party hereto in any case shall entitle the other party to any other or further notice or demand in similar or other circumstances.

     (c) Communications. All notices and demands provided for hereunder shall be in writing, and shall be given by registered or certified mail, return receipt requested, telex, telegram, telecopy, courier service of personal delivery, and addressed to the relevant party or parties at the following address:

                  If to the Corporation:

              Western Pacific Airlines, Inc.
                  2864 Circle Drive
                  Suite 1100
                  Colorado Springs, Colorado  80906

              Telecopier No.: (719) 527-7259
              Telephone No.: (719) 527-7421

              Attention: Chief Executive Officer









              With a copy to:

                  D'Ancona & Pflaum
                  30 North LaSalle Street
                  Suite 2900
                  Chicago, Illinois  60602

                  Telecopier No.: (312) 580-0923
                  Telephone No.: (312) 580-2000

                      Attention:  Allan J. Reich, Esq.

                  If to Hunt, GFI or an Investor:

                  To the address set forth below such party's name on the signature pages hereto.

or to such other address as Hunt, GFI, an Investor or the Corporation, as the case may be, may designate in writing to the other parties hereto, which notice shall be deemed given when received.

     (d) Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same agreement.

     (e) Binding Effect; Assignment. The rights and obligations of the parties under this Agreement may not be assigned; provided, however, that the Corporation may assign its rights hereunder to any successor entity to the Corporation, whether pursuant to a sale of substantially all of the
Corporation's assets, or the merger or consolidation of the Corporation, that agrees to be bound by the terms and conditions hereof or is so bound by operation by law. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any person other than the parties to this Agreement, and their respective successors and permitted assigns. This Agreement shall be binding upon the Corporation, Hunt, GFI and each of the Investors, and their respective successors and permitted assigns.

     (f) Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF DELAWARE, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

     (g) Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     (h) Headings. The Section headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

     (i) Integration. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and there are no promises or undertakings with respect thereto relative to the subject matter hereof not expressly set forth or referred to herein.

     * * * * *

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer as of the date first written above.

WESTERN PACIFIC AIRLINES, INC.              HUNT PETROLEUM OF TEXAS, INC.



By: ____________________________            By: ____________________________
Its: ____________________________           Its: ____________________________
                                    Address:
                                           c/o Hunt Petroleum Corporation
                                               1601 Elm, 50th Floor
                                               Dallas, Texas 75201
                                               Telecopier: (214)-922-1060
                                       Attn: Mr. Ivan Irwin, Jr., Vice Chairman

GFI COMPANY                                  RGC INTERNATIONAL INVESTORS,
                                             LDC
                                          By: Rose Glen Capital Management, L.P.
                                          By: RGC General Partner Corp.

By: ____________________________            By: ____________________________
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Its: ____________________________           Its: ____________________________
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Address:                                     Address:
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Hughes Center                                440 E. Swedesford Road
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3753 Howard Hughes Parkway                   Suite 2025
------------------------------------------------------
Las Vegas, Nevada 89109                      Wayne, Pennsylvania 19087
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Telecopier: (701) 892-3950                   Telecopier: (610) 971-2212
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Attn: David C. Story                     Attn: Wayne D. Bloch, Managing Director


CC INVESTMENTS, LDC                          LIONHART GLOBAL APPRECIATION FUND


By:                                          By:
Its:                                         Its:
Address:                                     Address
                                            Citco Buildings, Wickhams Cay
                                            P.O. Box 662
                                            Road Town
                                            Tortola, British Virgin Islands
                                            Telecopier: 011-441-819-476936
                                         Attn: Terry Duffy